UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

Monarch Community Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number

MONARCH COMMUNITY BANCORP, INC.
375 North Willowbrook Road
Coldwater, MI 49036
(517) 278-4566

March 24, 2005

Dear Shareholder:

     I am pleased to invite you to attend the Monarch Community Bancorp, Inc.’s 2005 annual meeting of shareholders on Tuesday, April 19, 2005. We will hold the meeting at 10:00 a.m. at the Creal Soccer Complex, 511 North Marshall Road, Coldwater, Michigan.

     On the page following this letter, you will find the Notice of Meeting which lists the matters to be considered at the meeting. Following the Notice of Meeting is the proxy statement which describes these matters and provides you with additional information about our Company. Also enclosed you will find your proxy card, which allows you to vote on these matters, and the Company’s 2004 Annual Report.

     Your vote is important. A majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Please complete and mail in your proxy card promptly, even if you plan to attend the meeting. You can attend the meeting and vote in person, even if you have sent in a proxy card.

     The Board of Directors recommends that shareholders vote FOR each of the proposals stated in the proxy statement.

     The rest of the Board and I look forward to seeing you at the meeting. Whether or not you can attend, we greatly appreciate your cooperation in returning the proxy card.

Sincerely,

Donald L. Denney
President and Chief Executive Officer

MONARCH COMMUNITY BANCORP, INC.
375 North Willowbrook Road
Coldwater, MI 49036

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:00 a.m., local time, on Tuesday, April 19, 2005

PLACE	Creal Soccer Complex
511 North Marshall Road
Coldwater, Michigan

ITEMS OF BUSINESS	(1) To elect three members of the Board of Directors for three-year terms.
(2) To ratify the selection of Plante & Moran, PLLC as independent auditors of the Company for the 2005 fiscal year.
(3) To transact such other business as may properly come before the Meeting.

ANNUAL REPORT	Our 2004 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

RECORD DATE	You can vote if you are a shareholder of record on February 25, 2005.

QUORUM	One-third of the shares of common stock entitled to vote must be represented at the meeting. If there are insufficient shares, the meeting may be adjourned.

March 24, 2005	Andrew J. Van Doren
Secretary

SOLICITATION AND VOTING	4
Shareholders Entitled to Vote	4
Voting Procedures	4
Voting Procedures for Shares in the Company’s 401(k) Plan or ESOP	5
Required Vote	5
Revoking a Proxy	5
Cost of Proxy Solicitation	6
Other Matters	6
GOVERNANCE OF THE COMPANY	6
Role and Composition of the Board of Directors	6
The Executive Committee	7
The Audit Committee	7
Audit Committee Financial Expert	7
The Nominating Committee	8
The Compensation Committee	9
Code of Ethics	10
Shareholder Communications with the Board	10
Directors’ Compensation	10
Deferred Compensation Plan	11
ITEM 1. ELECTION OF DIRECTORS	11
NOMINEES WHOSE TERMS WILL EXPIRE IN 2008	12
CONTINUING DIRECTORS WITH TERMS EXPIRING 2006	12
CONTINUING DIRECTORS WITH TERMS EXPIRING 2007	13
ITEM 2. RATIFICATION OF AUDITORS	13
Audit Fees	14
Audit Related Fees	14
Tax Fees	14
All Other Fees	14
SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS, MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP	15
SECURITY OWNERSHIP OF SHAREHOLDER HOLDING 5% OR MORE	16
EXECUTIVE COMPENSATION	17
Compensation Table	17
Total Options Exercised in 2004 and Year End Values	17
Option Grants in 2004	18
OTHER COMPENSATION ARRANGEMENTS	18
Denney Employment Agreement	18
Management Continuity Agreements	20
John R. Schroll Settlement Agreement	21
401(k) Plan	22
Employee Stock Ownership Plan and Trust	22
2003 Recognition and Retention Plan	22
2003 Stock Option Plan	22
Transactions With Certain Related Persons	23
AUDIT COMMITTEE REPORT	23
COMPLIANCE WITH SECTION 16	24
SHAREHOLDER PROPOSALS FOR THE YEAR 2005 PROXY STATEMENT	24

MONARCH COMMUNITY BANCORP, INC.
375 North Willowbrook Road
Coldwater, MI 49036

SOLICITATION AND VOTING

     We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of Monarch Community Bancorp, Inc. (the “Company” “we” or “us”) is soliciting your proxy to vote at the 2005 Annual Meeting of Shareholders (the “Annual Meeting”). This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.

     You are invited to attend our Annual Meeting on April 19, 2005 beginning at 10:00 a.m., local time. The Annual Meeting will be held at the Creal Soccer Complex, 511 North Marshall Road, Coldwater, Michigan.

     This Proxy Statement and the enclosed form of proxy are being mailed starting on or about March 24, 2005.

Shareholders Entitled to Vote

     Holders of record of common stock of the Company at the close of business on February 25, 2005 are entitled to receive this notice. Generally, each share of common stock of the Company is equal to one vote. However, the Company’s Articles of Incorporation limit the number of shares that may be voted by any holder owning beneficially more than 10% of the outstanding shares of the common stock of the Company (the “Limit”). A beneficial holder of shares in excess of the Limit may not vote any shares exceeding the Limit. A shareholder may exceed the Limit if affiliates of the shareholder as well as persons acting in concert hold sufficient shares together with such shareholder so as to exceed the Limit. Pursuant to the Articles of Incorporation, the Board of Directors will (i) make all determinations necessary to implement these rules and (ii) demand that anyone reasonably believed to beneficially own shares in excess of the Limit supply information to the Company to enable the enforcement of these rules.

     There is no cumulative voting at the Annual Meeting.

     As of the record date, there were 2,709,220 common shares issued and outstanding.

Voting Procedures

     Unless you hold your shares in the Company’s Savings and Profit Sharing Plan (the “401(k) Plan”) or the Employee Stock Ownership Plan and Trust (the “ESOP”), you can vote on matters to come before the meeting in one of two ways:

•	you can come to the Annual Meeting and cast your vote there; or

•	you can vote by signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

     You may also choose to vote for all of the nominees for Director and each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for Director and FOR each of the proposals.

     The Board of Directors has selected itself as the persons to act as proxies on the proxy card.

     If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

Voting Procedures for Shares in the Company’s 401(k) Plan or ESOP

     If you participate in the Company’s 401(k) Plan or ESOP, please return your proxy in the envelope on a timely basis to ensure that your proxy is voted. If you own or are entitled to give voting instructions for shares in the 401(k) Plan or ESOP and do not vote your shares or give voting instructions, generally, the Plan Administrator or Trustee will vote your shares in the same proportion as the shares for all plan participants for which voting instructions have been received. Holders of shares in the 401(k) Plan or ESOP will not be permitted to vote such shares at the Annual Meeting, but their attendance is encouraged and welcome.

Required Vote

     The presence, in person or by proxy, of the holders of one-third of the votes entitled to be cast by the shareholders at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker “non votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

     Once a quorum is achieved, a plurality of votes cast is all that is necessary for the election of directors. Abstentions and broker “non votes” are not counted in determining the vote. As to ratification of Plante & Moran, PLLC and all other matters that may come before the meeting, the affirmative vote of a majority of votes cast is necessary for the approval of such matters. Abstentions and broker “non votes” are again not counted for purposes of approving the matter.

Revoking a Proxy

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	you may send in another proxy with a later date;

•	you may notify the Company’s Secretary in writing at Monarch Community Bancorp, Inc., 375 North Willowbrook Road, Coldwater, Michigan 49036; or

•	unless you hold shares in the 401(k) Plan or ESOP, you may revoke by voting in person at the Annual Meeting.

     If you choose to revoke your proxy by attending the Annual Meeting, you must vote in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting alone will not constitute revocation of a proxy.

Cost of Proxy Solicitation

     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, mail or telegram. We do not intend to engage a proxy solicitation firm to assist us in the distribution and solicitation of proxies. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

Other Matters

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxies to vote the shares on such matters in their discretion.

GOVERNANCE OF THE COMPANY

Role and Composition of the Board of Directors

     Our Company’s Board of Directors is the ultimate decision making body of the Company, except for matters which law or our Certificate of Incorporation requires the vote of shareholders. The Board of Directors selects the management of the Company which is responsible for the Company’s day to day operations. The Board acts as an advisor to management and also monitors its performance. Our Board of Directors has determined that each of Messrs. Adamson, Bracy, Dally, Dobbins, Mitchell, Ross, Vozar, and Welch are independent as independence is defined in the National Association of Securities Dealers’ listing standards, as those standards have been modified or supplemented.

     Members of the Board of Directors serve also as Directors of Monarch Community Bank (the “Bank”). The Bank is the Company’s wholly owned subsidiary. You will find a discussion of its activities in your Annual Report.

     During 2004, the Board of Directors met as the Company’s Board of Directors twelve times. In addition, the Board of Directors has authorized four Committees to manage distinct matters of the Company. These Committees are the Executive Committee, the Audit Committee, the Nominating Committee and the Compensation Committee. Membership on each of the Committees is set forth in the table below. All of our Directors attended 75 percent or more of the meetings of the Board and the Board Committees on which they served in 2004, except for Mr. Vozar.

Name	Board	Executive	Audit	Nominating	Compensation
Harold A. Adamson	X	X	X

Lauren L. Bracy	X				X

Craig W. Dally	X			X

Donald L. Denney	X	X

Richard L. Dobbins	X	X	X	X

Martin L. Mitchell	X		X

Stephen M. Ross	X	X

James R. Vozar	X				X

Gordon L. Welch	X			X	X

Meetings in 2004	12	1	5	1	4

The Executive Committee

     The Executive Committee generally acts in lieu of the full Board of Directors between board meetings. This committee is responsible for formulating and implementing policy decisions, subject to review by the entire Board of Directors.

The Audit Committee

     The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval of the Board of Directors and shareholders. The Committee is responsible for the following tasks:

•	maintaining a liaison with the outside auditors;

•	reviewing the adequacy of internal controls;

•	reviewing with management and outside auditors financial disclosures of the Company; and

•	reviewing any material changes in accounting principles or practices used in preparing statements.

Audit Committee Financial Expert

     While the Board of Directors endorses the effectiveness of our Audit Committee, its membership does not include a director who qualifies for designation as an “audit committee financial expert” – a new concept under federal regulation that contemplates such designation only when an audit committee member satisfies all five qualification requirements, such as experience (or “experience actively supervising” others engaged in), preparing, auditing, analyzing or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with our Company’s financial statements.

The Nominating Committee

     Our Board of Directors has a Nominating Committee which consists of three directors. Messrs. Dally, Dobbins, and Welch are the current members of this committee. The Nominating Committee identifies individuals to become board members and selects, or recommends for the board’s selection, director nominees to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies. During the fiscal year ended December 31, 2004, the Nominating Committee held one meeting.

     Our Board of Directors has adopted a written charter for the Nominating Committee, a copy of which was attached as an appendix to the proxy statement in connection with the 2004 annual meeting and is also available to shareholders on our website, at http://www.monarchcb.com. Each of the members of our Nominating Committee is independent as independence is defined in the National Association of Securities Dealers’ listing standards, as those standards have been modified or supplemented.

     The Nominating Committee’s policy is to consider director candidates recommended by shareholders. Such recommendations must be made pursuant to timely notice in writing to

Andrew J. Van Doren, Secretary
Monarch Community Bancorp
375 North Willowbrook Road
Coldwater, MI 49036

     The Nominating Committee has established certain qualifications in order to be eligible for service on the Board:

•	In order to qualify to stand for election or to continue to serve as a director, a person must be employed or have his or her principal residence in any county in which the Company or any of its subsidiaries has an office; and

•	No person shall be eligible for election or appointment to the Board of Directors if such person (i) has, within the previous 10 years, been the subject of supervisory action by a financial regulatory agency that resulted in a cease and desist order or an agreement or other written statement subject to public disclosure under 12 U.S.C. 1818 (u), or any successor provision, (ii) has been convicted of a crime involving dishonesty or breach of trust which is punishable by imprisonment for a term exceeding one year under state or federal law, or (iii) is currently charged in any information, indictment, or other complaint with the commission of or participation in such a crime. No person is eligible for election to the Board of Directors if the person is the nominee or representative of a person or group that includes a person who is ineligible for election to the Board.

     Historically, the Nominating Committee used a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Nominating Committee and our then current needs; and nominees have been existing directors or business associates of our directors or officers. In 2004, objective standards for evaluating director nominees were adopted, as follows:

A. Nominees for Directors of the Company shall possess such qualifications as the Company’s Bylaws may require.

B. Nominees shall own, directly or indirectly, at least 1,000 shares of common stock of the Company. Shares owned jointly with other persons shall be counted toward such minimum.

C. Nominees shall be at least 30 years of age as of the date of election to the Board.

D. Nominees shall be citizens of the United States of America.

E. Nominees shall possess a Bachelor’s Degree from an accredited college or university, or shall possess employment experience judged by the Committee to be the equivalent of such a degree.

F. Nominees shall possess a minimum of 10 years experience in a least one of the following:

➢	Management position(s) with a for-profit or non-profit entity;

➢	Ownership of a business; or

➢	Employment in a learned profession such as accounting or law.

G. Nominees shall exhibit a basic understanding of financial statements and the banking industry.

H. Nominees shall not be or have been under any type of disciplinary order, sanction, or penalty from a national or state banking, securities, or licensed profession regulatory body.

I. Nominees shall not have been convicted of a crime, other than non-substance abuse related traffic offenses.

J. Nominees shall certify in writing that he or she possess the above qualifications.

K. Nominees shall furnish such references as the Committee may request.

L. Nominees shall answer such questions and attend such interviews as the Committee shall request.

     Nominees recommended by a shareholder also will be evaluated in accordance with the above standards. The complete Nominating Committee Polices and Procedures is available on our website, www.monarchcb.com.

     Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in Monarch Community Bancorp’s bylaws. Pursuant to our bylaws, nominations by shareholders must be delivered in writing to the Secretary of Monarch Community Bancorp at least 90 days but no more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which notice of the date of annual meeting was mailed or public announcement of the date of such meeting is first made.

The Compensation Committee

     The Compensation Committee is responsible for establishing annual and long-term performance goals for the Chief Executive Officer (Mr. Denney) and senior management. This Committee also approves the senior officers’ compensation and other incentive compensation programs. The Committee’s functions include:

•	awarding shares or options under the Company’s stock option plan; and

•	publishing an annual Executive Compensation Committee Report for the shareholders.

Code of Ethics

     The Company has adopted a Code of Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commissions and in other public communications we make;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the code to an appropriate person or persons named in the code; and

•	Accountability for adherence to the code.

     This Code of Ethics is attached to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 as Exhibit 14. We have also posted it on our Web site at http://www.monarchcb.com. We will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of our Code of Ethics should be made to our Secretary at 375 North Willowbrook Road, Coldwater, Michigan 49036. We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code definition enumerated in Securities and Exchange Commission, Regulation S-K, Item 406(b) by posting such information on our Web site at http://www.monarchcb.com within five business days following the date of the amendment or waiver.

Shareholder Communications with the Board

     Our Board of Directors has a process for shareholders to send communications to the Board of Directors, its Nominating Committee or its Audit Committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications can be sent to the Board of Directors; its Nominating Committee or its Audit Committee or specific directors either by regular mail to the attention of the Board of Directors, its Nominating Committee, its Audit Committee or specific directors, at our principal executive offices at 375 North Willowbrook Road, Coldwater, Michigan 49036. All of these communications will be reviewed by our Secretary (1) to filter out communications that our Secretary deems are not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder to the appropriate directors. We encourage all of our directors to attend the annual meeting of shareholders, if possible. All of our then-current directors attended the 2004 annual meeting of shareholders.

Directors’ Compensation

     The members of the Boards of Directors of Monarch Community Bancorp and Monarch Community Bank are identical. Except for Mr. Denney, each director of the Bank receives an annual retainer fee of $10,000 for his service on the Board of Directors. In addition, each director receives $300 for each Bank regular and special board meeting attended, and a fee not to exceed $100 for each committee meeting attended. The Chairman of the Board receives an additional $9,000 per year. No fees are paid for attending the Company’s board meetings or committee meetings if these meetings are held in conjunction with meetings of the Bank’s Board of Directors.

Deferred Compensation Plan

     Through December 2004, we maintained a deferred compensation plan for the benefit of our directors. Under the plan each director may make an annual election to defer receipt of all or a portion of his monthly director fees into a non-qualified deferred program to supplement his retirement. The deferred amounts are allocated to a deferral account and credited with interest at the rate equal to the greater of 5% or Monarch Community Bank’s return on average equity for the previous fiscal year. On December 16, 2004, the plan was terminated effective December 31, 2004.

ITEM 1. ELECTION OF DIRECTORS

     Currently, the Board of Directors has nine members divided into three classes of three directors per class. Each class of directors has three-year terms. One class of directors is up for election each year. This results in a staggered Board which ensures continuity from year to year.

     Three directors will be elected at the Annual Meeting to serve for three-year terms expiring at our Annual Meeting in the year 2008.

     The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the three nominees unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as director will continue in office until his or her successor has been elected, or until his death, resignation or retirement.

     The Board of Directors has proposed the following nominees for election as Directors with terms expiring in 2008 at the Annual Meeting: Harold A. Adamson, Lauren L. Bracy and James R. Vozar.

     The Board of Directors recommends a vote FOR the election of these nominees as Directors.

     We expect each nominee to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees. The principal occupation and certain other information about the nominees and other directors whose terms of office continue after the Annual Meeting is set forth below. Such terms may include years of services for the Bank prior to the formation of the Company.

NOMINEES WHOSE TERMS WILL EXPIRE IN 2008

Name and Age as of		Position, Principal Occupation,
the Annual Meeting		Business Experience and Directorship
Harold A. Adamson	63	Director since 1988. Former Chief Executive Officer of Plastic Technology Center, a non-profit organization located in Angola, Indiana from 1995 through 2001. During 2002 and until June 2003, Mr. Adamson was the Assistant Director of Kellogg Community College’s Grahl Center. Mr. Adamson currently is the Chair of the School of Business, Miller College, Battle Creek, Michigan.

Lauren L. Bracy	69	Director since 1991. President and Chief Executive Officer of Bracy & Jahr, Inc., a masonry and building contractor firm located in Quincy, Michigan, and has served in that capacity for over 30 years.

James R. Vozar	68	Director since 1987. Owner of the James R. Vozar Insurance Agency, located in Quincy Michigan, since 1967.

CONTINUING DIRECTORS WITH TERMS EXPIRING 2006

Name and Age as of		Position, Principal Occupation,
the Annual Meeting		Business Experience and Directorship
Martin L. Mitchell	54	Director since April 2004. Previously served as Director of MSB Financial, Inc. and Marshall Saving Bank, F.S.B. from 1987 to 2004. Dr. Mitchell is President and Chief Executive Officer of Starr Commonwealth, a non-profit organization serving youth and their families with campuses in Albion, Michigan and other locations in Michigan and Ohio, since 2004; previously he was Executive Vice President and Chief Operations Officer 2002-2004, Vice President and COO 1999-2002, and Vice President of Program from 1981-1999. Dr. Mitchell has served on the Board of Directors of Olivet College, Olivet Michigan since 1995.

Stephen M. Ross	60	Director since 1994. Appointed Chairman in 2004. From 1987 until August, 2003, Mr. Ross was Senior Vice President for logistics and purchasing for the Hillsdale division of Eagle-Picher, Inc., an automotive supplier. Mr. Ross currently is Vice President of Sales and Marketing for Southern Michigan Tool, an automotive parts supplier in Hillsdale, Michigan.

Name and Age as of		Position, Principal Occupation,
the Annual Meeting		Business Experience and Directorship
Gordon L. Welch	57	Director since 1986. Principal Account Executive, Aquila Corporation, a publicly traded gas and electric utility headquartered in Kansas City, Missouri. Previously, Mr. Welch was Economic Development Director for Utilicorp United, now known as Aquila Corporation. Prior to obtaining that position in February 2001, Mr. Welch was a sales representative for Utilicorp United.

CONTINUING DIRECTORS WITH TERMS EXPIRING 2007

Name and Age as of		Position, Principal Occupation,
the Annual Meeting		Business Experience and Directorship
Craig W. Dally	57	Director since 1992. Vice President, Treasurer and General Manager of Dally Tire Co., a retail and commercial tire reseller with over $1 million in sales located in Coldwater, Michigan. Mr. Dally has served in this capacity for over 20 years.

Donald L. Denney	54	Director since September, 2004. President and Chief Executive Officer of Monarch Community Bancorp, Inc. and Monarch Community Bank since September, 2004. From April 2004 to September 2004, Vice President, Monarch Community Bank. From 1996-2004, Mr. Denney was President and Chief Lending Officer, Farmers Citizens Bank, Bucyrus, Ohio. Previously, he served as Community President for Bank One in Michigan from 1988-1996. Mr. Denney has over 30 years experience in banking.

Richard L. Dobbins	60	Director since April, 2004. Previously served as a Director of MSB Financial, Inc. and Marshall Savings Bank, F.S.B. from 1974 to 2004. Mr. Dobbins is an attorney in private practice since 1973, and is President of North Concord Farms, Inc., North Parma Farms, Inc., and Dobbins Farms, Inc. From 1990 to 2002, he was a director of Caster Concepts, Inc., a manufacturer of industrial wheels and casters in Albion, Michigan.

ITEM 2. RATIFICATION OF AUDITORS

     The Audit Committee of the Board of Directors has appointed Plante & Moran, PLLC to serve as our independent auditors for 2005 and is seeking the ratification of the appointment of Plante & Moran, PLLC by our shareholders.

     In the event our shareholders fail to ratify the selection of Plante & Moran, PLLC, the Audit Committee will consider it as a direction to select other auditors for the subsequent year. Representatives of Plante & Moran, PLLC will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

Audit Fees

     Audit fees and expenses billed to the Company by Plante & Moran, PLLC for the audit of the Company’s financial statements for the fiscal years ended December 31, 2004 and December 31, 2003, and for review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q, are as follows:

2004	2003
$62,475	$66,370

Audit Related Fees

     Audit related fees and expenses billed to the Company by Plante & Moran, PLLC for fiscal years 2004 and 2003 for services related to the performance of the audit or review of the Company’s financial statements that were not included under the heading “Audit Fees”, are as follows:

2004	2003
$9,125	$93,600

A significant portion of the above fees in 2003 were related to the Company’s acquisition of MSB Financial.

Tax Fees

     Tax fees and expenses billed to the Company for fiscal years 2004 and 2003 for services related to tax compliance, tax advice and tax planning, consisting primarily of preparing the Company’s federal and state income tax returns for the previous fiscal periods and inclusive of expenses are as follows:

2004	2003
$6,350	$8,940

All Other Fees

     Fees and expenses billed to the Company by Plante & Moran, PLLC for all other services provided during fiscal years 2004 and 2003 are as follows:

2004	2003
$0	$3,000

In accordance with Section 10A(i) of the Exchange Act, before Plante & Moran, PLLC is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. None of the audit-related, tax and other services described in the table above were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. None of the time devoted by Plante & Moran, PLLC on its engagement to audit the Company’s financial statements for the year ended December 31, 2004 is attributable to work performed by persons other than Plante & Moran, PLLC employees.

     The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker “non votes,” is required for the ratification of the appointment of Plante & Moran, PLLC.

     The Board of Directors recommends a vote FOR the ratification of the appointment of Plante & Moran, PLLC as our independent auditors for the year 2005.

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

	Amount and
	Nature of Beneficial		Ownership
Name	Ownership (1)		As a Percent of Class
Harold A. Adamson, Director	7,651	(2)	*
Lauren L. Bracy, Director	30,901	(3)	1.2
Charles B. Cook, Executive Officer	30,840		1.2
Eric C. Cook, Executive Officer	5,563		*
Craig W. Dally, Director	7,051	(2)	*
Donald L. Denney, President, CEO & Director	18,000		*
Richard L. Dobbins, Director	15,113		*
William C. Kurtz, Executive Officer	20,576	(4)	*
Martin L. Mitchell, Director	10,572		*
Stephen M. Ross, Chairman	18,451	(2)	*
Andrew J. Van Doren, Executive Officer	23,409	(5)	*
James R. Vozar, Director	17,951	(2)	*
Gordon L. Welch, Director	7,951	(2)	*

All directors and executive officers as a group (13 persons)(6)	216,029	(7)	8.0

(1)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power, however, includes shares in the 2003 Recognition and Retention Plan that have not yet vested.

(2)	Includes 1,984 shares issuable upon the exercise of options exercisable within 60 days.

(3)	Includes 12,500 shares owned by Bracy & Jahr, Inc. where Mr. Bracy is President and Chief Executive Officer and 1,984 shares issuable upon the exercise of options exercisable within 60 days.

(4)	Includes 2,314 shares issuable upon the exercise of options exercisable within 60 days.

(5)	Includes 1,850 shares issuable upon the exercise of options exercisable within 60 days

(6)	Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members’ families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers.

(7)	Includes a total of 16,068 shares issuable upon the exercise of options exercisable within 60 days.

*	Less than 1% ownership as a percent of class.

SECURITY OWNERSHIP OF SHAREHOLDER
HOLDING 5% OR MORE

NAME AND ADDRESS OF	NUMBER	PERCENT
BENEFICIAL OWNER	OF SHARES	OF CLASS
Jeffrey L. Gendell 55 Railroad Avenue, 3rd Floor Greenwich, CT 06830	215,520(1)	8.0%

Monarch Community Bancorp, Inc. Employee Stock Ownership Plan (“ESOP”) 375 North Willowbrook Road Coldwater, Michigan 49036	181,309 (2)	6.7%

Millenco, L.P. c/o Millennium Management, L.L.C. 666 Fifth Avenue New York, New York 10103	168,259(3)	6.2%

(1)	Based upon information disclosed in Schedule 13D filed with the SEC on June 10, 2004.

(2)	Shares of Common Stock were acquired by the ESOP in the Bank’s conversion from mutual to stock form (the “Conversion”). The ESOP Committee administers the ESOP. First Bankers Trust Company has been appointed as the corporate trustee for the ESOP (“ESOP Trustee”). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of February 25, 2005, 51,704 shares have been allocated to ESOP participants’ accounts.

(3)	Based on Schedule 13G filed with the SEC on February 14, 2005 jointly by Millenco, L.P., Millenium Management, L.L.C., and Israel A. Englander.

EXECUTIVE COMPENSATION

     The following table shows, for the years ended December 31, 2004, 2003 and 2002, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers (“Named Executive Officers”) who accrued salary and bonus in excess of $100,000 in fiscal year 2004.

Compensation Table

			Annual Compensation			Long-Term Compensation
						Awards				Payouts
					Other			Securities
					Annual			Underlying			All Other
					Compen-	Restricted		Options/		LTIP	Compen-
Name and Principal			Salary	Bonus	sation	Stock Awards		SARs		Payouts	sation
Positions	Year		($)	($)	($)(50)	($)		(#)		($)	($)

Donald L. Denney,	2004		$103,269	—	—	$256,680	(1)	25,000		—	$935	(2)
President and Chief	2003	(7)	—	—	—	—		—		—	—
Executive Officer(6)	2002	(7)	—	—	—	—		—		—	—

John R. Schroll, Former	2004		$111,608	—	—	—		—		—	$348,330	(3)
President and Chief	2003		151,454	17,887	—	300,378	(8)	35,000	(9)	—	48,724
Executive Officer	2002		118,933	2,288	—	—		—		—	37,835

William C. Kurtz,	2004		$102,081	$1,500	—	—		—		—	$12,782	(4)
Senior Vice President, Treasurer,	2003		97,389	7,000	—	120,900	(10)	11,570		—	25,254
and Chief Financial Officer	2002	(7)	—	—	—	—		—		—	—

1)	Represents 18,000 shares which have a market value of $234,000 at December 31, 2004.

2)	Represents contributions made to Monarch Community Bancorp’s 401(k) plan on behalf of Mr. Denney.

3)	Represents payments made, or property transferred, in 2004 to Mr. Schroll in connection with Settlement Agreement discussed elsewhere in this Proxy Statement.

4)	Represents payment of accrued leave time and contributions made to Monarch Community Bancorp’s 401(k) plan and employee stock ownership plan on behalf of Mr. Kurtz as follows: $343, $2,168 and $10,271.

5)	The annual amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus of Mr. Denney, Mr. Schroll, or Mr. Kurtz and has been omitted as permitted by rules of the SEC.

6)	Mr. Denney was not employed by the Company prior to 2004.

7)	We were not required to disclose Mr. Kurtz’ salary information with respect to his compensation prior to 2003.

8)	Represented 23,106 shares awarded subject to vesting requirements; 18,464 were forfeited upon cessation of employment in 2004.

9)	All 35,000 options were forfeited upon cessation of employment in 2004.

10)	Represents 9,300 shares which have a market value of $120,900 at December 31, 2004.

Total Options Exercised in 2004 and Year End Values

     This table gives information for options exercised by each of the named executive officers in 2004 and the value (stock price less exercise price) of the remaining options held by those officers at year-end price of the Common Stock.

FISCAL YEAR-END OPTION/SAR VALUES

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-the-Money
			Options/SARs at	Options/SARs at Fiscal
	Shares Acquired	Value Realized	Fiscal Year-End (#)(1)	Year End ($)(2)
	On Exercise	($)	Exercisable/Unexercisable	Exercisable/Unexercisable
Donald L. Denney	0	0	0/25,000	0/0
William C. Kurtz	0	0	2,314/9,256	0/0

(1)	The options held by Kurtz in this table have an exercise price of $13.00 and became exercisable at an annual rate of 20% beginning April 24, 2004. 20,000 of the options held by Denney have an exercise price of $14.00 and become exercisable at an annual rate of 20% beginning September 16, 2005; 5,000 have an exercise price of $13.10 and become exercisable at an annual rate of 20% commencing December 16, 2005. The options expire 10 years from the date of grant.

(2)	Based on market value of the underlying stock at the fiscal year end of $13.00, minus the exercise price. The market price on February 25, 2005 was $12.45 per share.

Option Grants in 2004

     The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named above in the summary compensation table:

			% of Total Options
	Options		Granted to
	Granted		Employees in Fiscal	Exercise or Base	Expiration
Name	(#)(1)		Year	Price ($/Sh)	Date
Donald L. Denney	20,000	(2)	80%	$14.00	9/16/2014

	5,000	(3)	20%	$13.10	12/16/2014

William C. Kurtz	0		—	—	—

(1)	All options vest at a rate of 20% per year on or about each anniversary of the date of grant.

(2)	Represents stock options granted on 9/16/04.

(3)	Represents stock options granted on 12/16/04.

OTHER COMPENSATION ARRANGEMENTS

Denney Employment Agreement

     Donald L. Denney’s (“Executive”) employment agreement with the Company, dated September 16, 2004, provides that he will serve in the capacity of President and Chief Executive Officer of the Company. The term of the agreement is for two years beginning on September 6, 2004 and ending on September 5, 2006, unless terminated earlier in accordance with the agreement. During the term of the agreement, the Company will pay to Executive a base salary of $180,000 annually. The rate of Executive’s base salary beginning in 2006 will be reviewed by the Board of Directors, and Executive will be entitled to an increase in such amount as the Board may decide. Executive is also entitled to receive an annual discretionary bonus pursuant to the bonus program then in effect and is eligible for stock options, awards, and participation in the Company’s employee benefit and fringe benefit programs.

     Upon any termination of Executive’s employment with the Company (other than a termination which occurs following a change in control), Executive has agreed not to compete with the Company for the longer of (i) the period that Executive continues to receive his base salary under the agreement, or (ii) one year following his date of termination. The agreement’s prohibition on competition prohibits Executive from working for or advising, consulting or otherwise serving or having a material financial interest in any entity whose business is similar to or which materially competes with the business activities of the Company within a 50 mile radius of Coldwater, Michigan. The prohibition on competition also prohibits Executive from offering employment to or employing on his own behalf or on behalf of another person or entity, any person who is employed by the Company within six months of Executive’s termination of employment.

     If the Board terminates Executive’s employment without cause prior to the expiration of the term, Executive is entitled to his base salary and to continue to participate in the Company’s health care plan for the longer of (i) the remainder of the term of his agreement, or (ii) one year following the date of termination of employment. If Executive’s employment is terminated for cause, no continued payments or benefits are due under the agreement. “For cause” is defined as termination due to Executive’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, failure to perform stated duties or to follow one or more specific written directives of the Board, reasonable in nature and scope, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or material breach of any provision of the agreement.

     If, following a change in control, the agreement is terminated by the Company without cause or by Executive for good reason, Executive is entitled to his base salary and to continue to participate in the Company’s health care plan for a period of two years. “Good reason” generally includes: (A) if Executive would be required to move his personal residence or perform his principal executive functions more than 25 miles from the Company’s main office; (B) if, in the organizational structure of the Company, Executive would be required to report to a person or persons other than the Board; (C) if the Company should fail to maintain Executive’s base salary or fail to maintain employee benefit plans or arrangements generally comparable to those currently in place; (D) if Executive is assigned substantial duties and responsibilities other than those normally associated with his current position; or (E) if Executive is removed from or not re-nominated to serve on the Board.

     A “change in control” is defined to include the following: (A) any third person becoming the beneficial owner of shares of the Company with respect to which 25% or more of the total number votes for the election of the Board may be cast; (B) a change in control of the Company’s subsidiary bank within the meaning of the Home Owners Loan Act of 1933; (C) as a result of or in connection with, any merger or other business combination, sale of assets or contested election, wherein the persons who are directors of the Company before such transaction or event ceased to constitute a majority of the Board of the Company or any successor to the Company; or (D) the Company transfers substantially all of its assets to another corporation or entity which is not an affiliate of the Company.

     In the event of disputes under the agreement, the parties have agreed to binding arbitration in accordance with the rules of the American Arbitration Association and have waived their right to a trial by jury. The Company has also agreed to indemnify Executive to the fullest extent permitted under law and applicable regulation against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Company.

Management Continuity Agreements

     On December 16, 2004, the Company entered into management continuity agreements with two of its executive officers: William C. Kurtz, Senior Vice President and Chief Financial Officer; and Andrew J. Van Doren, Vice President and General Counsel (each an “Executive”). The agreements are valid for a period of one year and will renew automatically for successive one-year periods, unless the Board of Directors of the Company indicates by resolution adopted at least three months prior to the end of the relevant one-year term that the agreements shall not be renewed.

     Pursuant to the agreements if, during a change in control period, Executive is terminated other than for cause, death, disability or retirement, or if Executive terminates his employment for good reason, then the Executive is entitled to receive his annual base salary for a period of twelve months following the date of termination and ongoing health insurance coverage for Executive and his family under the Bank’s health care plan for a period of twelve months. If Executive’s employment is terminated by reason of death, disability or retirement during the change in control period, then the agreement terminates and the Company must pay Executive his annual base salary through the date of termination and any benefits that have accrued prior to that date. If Executive’s employment is terminated for cause, then the agreement terminates without any further obligations to Executive.

     A “change in control” is defined to include the following: (A) any third person becoming the beneficial owner of shares of the Company with respect to which 25% or more of the total number votes for the election of the Board may be cast; (B) a change in control of the Company’s subsidiary bank within the meaning of the Home Owners Loan Act of 1933; (C) as a result of or in connection with, any merger or other business combination, sale of assets or contested election, wherein the persons who are directors of the Company before such transaction or event ceased to constitute a majority of the Board of the Company or any successor to the Company; or (D) the Company transfers substantially all of its assets to another corporation or entity which is not an affiliate of the Company. The “change in control period” is defined as the period commencing on the date of the change in control and ending twelve months later.

     “Cause” is defined as termination due to Executive’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, failure to perform stated duties or to follow one or more specific written directives of the Board, reasonable in nature and scope, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or material breach of any provision of the agreement. “Good reason” generally includes: (A) if Executive would be required to move his personal residence or perform his principal executive functions more than 25 miles from the Executive’s primary office; (B) if the Company should fail to maintain Executive’s base salary or fail to maintain employee benefit plans or arrangements generally comparable to those currently in place; or (C) if Executive is assigned substantial duties and responsibilities other than those normally associated with his current position.

     In the event of disputes under the agreement, the parties have agreed to binding arbitration in accordance with the rules of the American Arbitration Association and have waived their right to a trial by jury.

John R. Schroll Settlement Agreement

     The Company and the Bank entered into a Settlement Agreement and Mutual Release dated December 9, 2004 with the Company’s former President and Chief Executive Officer, John R. Schroll (“Schroll”). Pursuant to the agreement, the Company and the Bank agreed to provide Schroll with certain payments, personal property and benefits, including the following material items:

•	Consecutive weekly salary payments in the amount of approximately $2,865.39 through January 7, 2005.

•	A lump-sum salary payment of approximately $178,000 on or about January 14, 2005.

•	A one-time lump-sum discretionary bonus payment in the amount of $35,774.

•	Ongoing health insurance coverage for both Schroll and his family until March 18, 2006 under the Bank’s health care plan, at the Company or the Bank’s expense, except that Schroll will pay that portion of the premium which other senior management employees of the Bank are required to pay. If through no fault of Schroll, COBRA coverage becomes unavailable, the Company or the Bank will provide substitute coverage identical or substantially identical to the health insurance coverage that both Schroll and his family received prior to Schroll’s termination.

•	A one-time payment in the amount of $75,000 to be applied by Schroll (at his discretion) to amounts owed to him for both outstanding attorneys fees and one (1) vesting period pursuant to Bancorp’s 2003 Recognition and Retention Plan (“RRP”).

•	A one-time payment in the amount of $8,890 to be applied by Schroll for one (1) vesting period pursuant to Bancorp’s 2003 Stock Option and Incentive Plan.

•	A one-time payment in the amount of $64,942 for one RRP vesting period.

•	Transfer to Schroll of a vehicle then-owned by the Bank (fair market value: $19,133) and a one-time payment for both the transfer of title and registration of the vehicle.

•	In lieu of ongoing long-term disability insurance coverage, a one-time payment of $2,500, and in lieu of term life insurance, a one-time payment of $1,607.

•	A one-time payment in the amount of $10,000 to be applied by Schroll to his outstanding legal fees.

•	A one-time allocation payment in the amount of $25,458 related to Schroll’s Employee Stock Ownership Plan participation.

•	A one-time future and accrued medical reimbursement payment of $1,500.

•	A one-time payment in the amount of $6,304 representing eighty-eight (88) aggregate hours of paid leave time.

•	A one-time payment in the amount of $6,619 representing Section 401(k) aggregate payment allocations.

     Schroll agreed to (a) accept the payments, benefits and property in full satisfaction of any claims against the Company and the Bank pursuant to his employment agreement and in his capacity as a director, officer and employee of the Company and the Bank, (b) resign from the Board of Directors of the Company and all of its subsidiaries, and (c) dismiss with prejudice a lawsuit filed by Schroll against the Company and the Bank in Branch County, Michigan. Schroll, the Company and the Bank also agreed to a mutual release from any claims that each of them may have against the other party for any reason, including those arising out of Schroll’s former employment with the Company and the Bank.

401(k) Plan

     The Bank has a 401(k) Plan in which substantially all employees may participate. The 401(k) Plan provides for matching contributions equal to 50% on the first 6% of the participant’s 401(k) deferrals for the year.

Employee Stock Ownership Plan and Trust

     The Bank has established an ESOP for employees of the Bank. Full-time employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in our employee stock ownership plan.

     The ESOP borrowed funds from the Company to purchase 185,150 shares of Common Stock in the Bank’s conversion from mutual to stock form. The loan to the ESOP will be repaid principally from the Bank’s contributions to the ESOP over a period of ten years, and the collateral for the loan is the Common Stock purchased by the ESOP. The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

2003 Recognition and Retention Plan

     The Recognition Plan acquired 92,575 shares of Common Stock. At December 31, 2004, 58,502 shares had been granted to directors and executive officers and 8,104 of such shares had vested. Under the Recognition Plan, shares are awarded as restricted stock which vests over a five-year period.

2003 Stock Option Plan

     An aggregate of 231,438 shares of Common Stock were reserved under the 2003 Stock Option Plan. At December 31, 2004, 242,207 options to acquire shares of Common Stock had been granted. However, 50,750 options were granted to persons who are no longer employed; such options were forfeited by those persons—10,769 of such forfeited options were granted to others, and 39,981 are available for future grants.

Transactions with Certain Related Persons

     We have followed a policy of granting consumer loans and loans secured by the borrower’s personal residence to our officers, directors and employees. Loans to all officers and directors up to $250,000 when aggregated with other loans to that officer or director must be reported to the Board of Directors. Loans exceeding $250,000 (when aggregated) must be approved by a majority of the disinterested directors. All loans to our employees, executive officers and directors were made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2004.

AUDIT COMMITTEE REPORT

     The Audit Committee is comprised of three directors (Messrs. Adamson, Dobbins, and Mitchell). Each of the directors is independent, under the definition contained in Rule 4200(a)(15) of the NASD’s listing standards. The Board of Directors has adopted a written charter for the Audit Committee, which was included as an Appendix to the Proxy Statement in connection with the 2004 Annual Meeting.

     In connection with the audited financial statements contained in the Company’s 2004 Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, the Audit Committee reviewed and discussed the audited financial statements with management and Plante & Moran, PLLC. The Audit Committee discussed with Plante & Moran, PLLC the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380). The Audit Committee has also received the written disclosures and the letter from Plante & Moran, PLLC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.

     Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

THE AUDIT COMMITTEE

Harold A. Adamson	Richard L. Dobbins	Martin L. Mitchell

COMPLIANCE WITH SECTION 16

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that all Directors and Executives of the Company filed all reports required on a timely basis pursuant to Section 16 of the Securities Exchange Act of 1934, except as follows: Mr. Denney’s initial Form 3 was filed 13 days late.

SHAREHOLDER PROPOSALS FOR THE YEAR 2005 PROXY STATEMENT

     In order to be eligible for inclusion in next year’s proxy materials for the annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at our executive office located at 375 North Willowbrook Road, Coldwater, Michigan 49035, on or before November 24, 2005. Any shareholder proposals received after December 20, 2005, but on or before January 19, 2006, may be considered for presentation at next year’s annual meeting although not included in the proxy statement. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from April 19, 2006, the shareholder proposal must be delivered not earlier than the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is first made.

     All shareholder proposals for inclusion in Monarch Community Bancorp’s proxy materials may be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 and, as with any shareholder proposal, regardless of whether included in our proxy materials, Monarch Community Bancorp’s articles of incorporation and bylaws and Maryland law.

     Whether or not you plan to attend the Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy in the enclosed envelope.

By Order of the Board of Directors,

Andrew J. Van Doren
Corporate Secretary

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY MONARCH COMMUNITY BANCORP. INC.

ANNUAL MEETING OF SHAREHOLDERS APRIL 19, 2005			For	With– hold	For All Except
      The undersigned hereby appoints the members of the Board of Directors of Monarch Community Bancorp, Inc. and its survivor, with full power of substitution, and authorizes them to represent and vote as designated below and in accordance with their judgment upon any other matters
	I.	The election of Harold A. Adamson, Lauren L. Bracy and James R. Vozar as directors of Monarch Community Bancorp, Inc. each for a term of three years.	☐	☐	☐
properly presented at the annual meeting, all the shares of Monarch Community Bancorp, Inc. common stock held of record by the undersigned at the close of business on February 25, 2005, at the annual meeting of shareholders, to be held Thursday, April 19, 2005, and at any and all adjournments or postponements thereof. The Board of Directors recommends a vote “FOR” each of the listed proposals.
INSTRUCTION: To vote for all the nominees mark the box “FOR” with an “X”. To withhold your vote for all the nominees mark the box “WITHHOLD” with an “X”. To withhold your vote for an individual nominee mark the box “FOR ALL EXCEPT” and write the name of the nominee on the following line for whom you wish to withhold your vote.
     Should a director nominee be unable to serve as a director, an event the Monarch Community Bancorp, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion to vote for a substitute nominee designated by the Board of Directors.

		For	Against	Abstain
II.	The ratification of appointment of Plante & Moran, PLLC as the independent auditors for the Corporation for the fiscal year ending December 31, 2005.	☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein. If any other business is presented at such meeting, this proxy will be voted by those named in this proxy in their best judgement. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

This proxy may be revoked at any time before it is voted on by delivering to the Secretary of Monarch Community Bancorp, Inc., on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Monarch Community Bancorp, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above Co-holder (if any) sign above

é   Detach above card, sign, date and mail in postage-paid envelope provided.  é

MONARCH COMMUNITY BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The abovesigned acknowledges receipt from Monarch Community Bancorp. Inc., prior to the execution of this Proxy, of Notice of Annual Meeting scheduled to be held on April 19, 2005, a Proxy Statement dated on or about March 24, 2005 and Monarch Community Bancorp, Inc.’s Annual Report to Shareholders for the fiscal year ended December 31, 2004.

     Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.